U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 3, 2006


                         Diagnostic Products Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


        California                    1-9957                95-2802182
        ----------                    ------                ----------
(State or other jurisdiction     (Commission File         (IRS Employer
     of incorporation)                Number)           Identification No.)


        5210 Pacific Concourse Drive, Los Angeles, California 90045-6900
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 645-8200
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 8.01    OTHER EVENTS

         On April 27, 2006, Diagnostic Products Corporation announced that it would pay a dividend $.07 per share on July 26, 2006 to shareholders of record on July 17, 2006. A copy of the related press release is being furnished as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     No. 99.1 Press Release issued by Diagnostic Products Corporation, dated July 3, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2006                      Diagnostic Products Corporation




                                         By: /s/ James L. Brill
                                             -----------------------------------
                                             James L. Brill,
                                             Vice President, Finance


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


                                  EXHIBIT INDEX

Exhibit Number
--------------

    99.1 Press Release issued by Diagnostic Products Corporation, dated July 3, 2006.


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